Lord Abbett   Affiliated Fund
                                                              2000 ANNUAL REPORT

                               [GRAPHIC OMITTED]

                                                             Helping you prepare
                                                             for tomorrow, today


                                     [LOGO]

 Lord Abbett Affiliated Fund  Building Investor Confidence Since 1934

                                                       A Tradition of
                                                            Value
                                                          Investing

[GRAPHIC OMITTED]


Affiliated's history highlights the concept of value investing: buying quality companies when they are "on sale" and selling them when they reach their potential. Through the years, this discipline has helped Affiliated Fund achieve returns competitive to the S&P 500 Index, with relatively moderate fluctuations in price.(1)


Competitive Total                       Average  Annual Rates of Total Return as
Returns, Consistently                   of   10/31/00    for   Class   A   Share
                                        Investments

                               [GRAPHIC OMITTED]

                     For the past 50 years    +12.80% per year
                     For the past 40 years    +12.56% per year
                     For the past 30 years    +14.11% per year
                     For the past 20 years    +15.38% per year
                     For the past 10 years    +17.64% per year
                     For the past year        +15.12%

--------------------------------------------------------------------------------
Consistency                             The Fund has  increased  in value 33 out
                                        of the last 40 fiscal years.
--------------------------------------------------------------------------------
Large and Growing                       Shareholders  taking  dividends  in cash
Dividends                               saw an increase in their dividend checks
                                        34 out of the last 40 fiscal years.(2)
--------------------------------------------------------------------------------
Shareholder Satisfaction                Lord Abbett  Affiliated  Fund's  history
                                        demonstrates   its   ability   to   help
                                        shareholders   realize  their  financial
                                        objectives.   That's  probably  why,  on
                                        average,  Affiliated  Fund  shareholders
                                        have   owned   the   Fund  for  over  15
                                        years.(3)
--------------------------------------------------------------------------------
The Fund: Something                     "When a company  finds its way into this
to Talk About                           fund's portfolio,  it often emerges with
                                        a new lease on life."

                                        Source:  Morningstar  Mutual Funds, July
                                        7, 2000
--------------------------------------------------------------------------------
SEC Average Annual                      SEC  average   annual   rates  of  total
Total Returns                           return,  at the  Class A  share  maximum
                                        sales charge of 5.75%, for the periods ended 9/30/00 were:

                               [GRAPHIC OMITTED]

                                         1 year     +10.90%
                                         5 years    +16.50%
                                        10 years   +16.67%


                                        The Fund's SEC yield for the 30 days ended 10/31/00 for Class A shares was 1.25%.

                                        Past  performance  is no  indication  of
                                        future  results.  The investment  return
                                        and principal  value of an investment in
                                        the Fund will  fluctuate so that shares,
                                        on any given day or when  redeemed,  may
                                        be  worth   more  or  less  than   their
                                        original  cost.

                                        (1) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation and is widely regarded as the standard for measuring U.S. stock market performance. Indices are unmanaged and not available for direct investment.

                                        (2)  Capital   gains  were   reinvested.
                                        Period ended 10/31/00.

                                        (3)  Based  on a survey  of Lord  Abbett
                                        Affiliated Fund shareholders conducted by Lord, Abbett & Co. in 1998. See Important Information on page 7.

Report to Shareholders
For the Fiscal Year Ended October 31, 2000

[PHOTO]
[GRAPHIC OMITTED]


/s/ Robert S. Dow
ROBERT S. DOW
CHAIRMAN

NOVEMBER 10, 2000

"At home in a value-friendly investment environment, the Affiliated Fund was able to perform very respectably."

                                     DALBAR
                             Honors Commitment To:
                                   Investors
                                      1999

Lord, Abbett & Co. is proud to announce we have received a DALBAR award for providing consistently good service to shareholders, the 1999 Key Honors Award for Mutual Fund Service. DALBAR, Inc., an independent research firm and evaluator of mutual fund service, presents the award to financial services firms that provide consistently solid service to clients.


Lord Abbett Affiliated Fund completed its fiscal year on October 31, 2000. Below is an overview of some class-specific financial information for the close of the period.

                                             Fiscal Year Ended October 31, 2000
--------------------------------------------------------------------------------


                  Class A    Class B      Class C        Class P     Class Y
--------------------------------------------------------------------------------
Net asset value    $16.47     $ 16.49       $16.49       $ 16.45      $ 16.50
Dividends          $ 0.24     $  0.14       $ 0.14       $  0.22      $  0.30
Capital gains      $ 1.76     $  1.76       $ 1.76       $  1.76      $  1.76
Total return*       15.12%      14.42%       14.48%        15.11%       15.52%


180 Degrees -- A Return to Value

We have seen a major swing in market sentiment toward value stocks since we last reported at the end of April. If the signs of a broadening out of the market and a turn back toward value investing were knocking at the back door then, they were using a battering ram during the usually quiet summer trading months. The high-flying growth stocks that had led the market throughout all of 1999 experienced a severe correction that has lasted well into the autumn. Conversely, the stocks of companies with attractive valuations and positive cash flows began to garner the interest of investors and surged ahead of the former market leaders. Granted, growth-oriented tech stocks saw a brief rally in June, but the first stone had been cast. Investors had been awakened to the perils of momentum investing, and for the first time in years, value stocks began to handily outperform growth stocks and the broad equity market. As of October 31, 2000, the S&P 500/BARRA Value Index is up 6.3% on a year-to-date basis versus a negative return of 8.9% for the S&P 500/BARRA Growth Index and a negative return of 1.8% for the S&P 500 Index.(1) In addition, earnings shortfalls and other disparaging company news releases that brought down the stock prices of several large, widely-held companies once again proved that careful, bottom-up company research was worth more thanwide-sweeping sector investing.

Excelling In Our Own Element

At home in a value-friendly investment environment, the Affiliated Fund was able to perform very respectably. Stocks of electric utility companies, which constituted a large portion of the portfolio, contributed significantly to the Fund's positive performance, despite investors' concerns about rising interest rates. Many of our holdings were able to benefit from increasing deregulation in the industry, as well as high power consumption associated with mounting technology usage. Moreover, our relatively large exposure to energy companies paid off well, as rising oil prices helped boost the price of many ofthese stocks. Our careful stock picking in stocks of consumer non-cyclical companies, particularly healthcare companies, also significantly buoyed performance.

At the onset of the second quarter, we had already begun to significantly reduce the portfolio's exposure to many companies in the technology, telecommunications and media sectors due to high valuations and unstable business fundamentals. Many telecommunications services stocks experienced difficulties, as price competition in a number of markets caused companies to miss earnings estimates and to lower future

Report to Shareholders
For the Fiscal Year Ended October 31, 2000


growth forecasts. As we pared back our exposure to technology companies, we made select investments in undervalued companies in basic industries, utilities and financial services (especially insurance companies) where we saw more intrinsic value. While we maintained this weighting shift throughout the period, some of our remaining technology holdings still hampered overall performance. After a shaky start at the beginning of the year, financial services was one of the Fund's strongest performing areas by the end of the period. We were overweighted in insurance stocks and other financial intermediaries, many of which posted double-digit gains. However, we remained underweighted in the banking sector due to our expectation that some banks may experience credit quality issues. Our move to basic industries (paper, chemicals, and metals) proved to be a bit premature and worked against our performance early on. However, if the U.S. economy continues to slow, we believe investors will begin to anticipate a more balanced global economic growth environment that should favor the performance of these stocks.

Sticking To Our Guns -- A Disciplined Approach to Investing

We believe the market is in the final stages of adjusting to a slowing growth rate for the U.S. economy over the next six to nine months. Interest rates are down and should be moving irregularly lower still. Current concerns about energy prices and dollar strength versus the Euro should ebb as our economy slows. We do not anticipate a change in our investment strategy for the short term. The low economic sensitivity and high interest rate sensitivity of our portfolio has served us well throughout this year. As the U.S. economy slows over the next six months, we will look to add to some of our favorite consumer cyclical stocks, as well as to rebuild our positions in technology when we see select companies offer good value.

Thank you for investing with Lord Abbett and the Affiliated Fund. We value the trust that you place in us, and look forward to serving your investment needs in the years to come.

*Total return is the percent change in net asset value assuming the reinvestment of all distributions.

(1) The S&P 500 Index is a market capitalization weighted index consisting of 500 widely held common stocks chosen for market size, liquidity and industry group representation. The S&P/BARRA Growth and Value Indices are constructed by dividing the stocks in an index according to a single attribute: book-to-price ratio. This splits the index into two mutually exclusive groups designed to track two of the predominant investment styles in the U.S. equity market. The value index contains firms with higher book-to-price ratios; conversely, the growth index has firms with lower book-to-price ratios. Indices cited are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

The Income Perspective

Income Generated from $100,000 Investments: 10/31/74-10/31/00

By reinvesting capital gains, long-term Affiliated shareholders received a higher level of income from dividends than the income produced for investors in short-term guaranteed CDs.


Year
Ended                    Six-Month CD  Affiliated Fund
Oct. 31                   Interest(1)     Dividends(2)
--------------------------------------------------------
1975                           7,480           4,578
1976                           6,060           5,890
1977                           5,750           6,588
1978                           8,180           7,294
1979                          11,570           8,362
1980                          13,280          10,047
1981                          17,570          12,325
1982                          14,020          13,163
1983                           9,520          13,022
1984                          11,270          13,744
1985                           8,770          15,725
1986                           7,040          16,960
1987                           6,920          17,343
1988                           7,910          18,630
1989                           9,610          19,477
1990                           8,560          18,506
1991                           6,610          18,180
1992                           4,000          18,490
1993                           3,380          17,142
1994                           4,520          16,618
1995                           6,310          16,729
1996                           5,630          18,397
1997                           5,820          19,982
1998                           5,710          19,320
1999                           5,420          18,876
2000                           6,710          20,855            If capital
                                                                gains and
Interest/Dividend Total     $207,620         $386,243           dividends
--------------------------------------------------------        had been
Over 25 Years Later                                             reinvested,
Initial $100,000                                                the Fund's
Investment plus Growth      $100,000       $1,469,516           total value
--------------------------------------------------------        would have been
Total Value                 $307,620       $1,855,759        <--$4,452,064
--------------------------------------------------------
The Real Cost of the
CD Guarantee                               $1,548,139


Unlike the Fund, a CD is insured, and its rate and principal are guaranteed if held until maturity. The FDIC insures CDs up to $100,000. The CD rate is subject to change when the CD is renewed. Although CDs may offer safety on the downside, they sacrifice capital growth on the upside.

(1) Average of six-month CD rates available each period. Source: Lipper, Inc.

(2) Reflects the deduction of the 3.95% sales charge, which is applicable to Class A share investments of $100,000 - $249,999. Dividends were taken in cash; capital gains were reinvested.

See Important Information on page 7.

                        Affiliated's Growth Record

                        Results Based on Fiscal Year-End October 31(1)

                       1989     1990     1991     1992     1993     1994     1995     1996     1997     1998     1999     2000

Growth of Capital(2)   + 12.8%  - 12.0%  + 23.1%  +  6.3%  + 14.3%  +  3.7%  + 17.6%  + 20.5%  + 23.3%  +  8.4%  + 18.9%  + 13.4%
Dividend Return(3)     +  5.2%  +  4.4%  +  4.9%  +  4.1%  +  3.5%  +  3.0%  +  2.9%  +  2.7%  +  2.5%  +  1.9%  +  1.8%  +  1.7%
Total Return(4)        + 18.0%  -  7.6%  + 28.0%  + 10.4%  + 17.8%  +  6.7%  + 20.5%  + 23.2%  + 25.8%  + 10.3%  + 20.7%  + 15.1%




(1) Class A share performance.

(2) Growth of capital reflects the reinvestment of capital gains distributions.

(3) Dividend return reflects the reinvestment of dividends.

(4) Total return is the percent change in value with both dividends and capital gains distributions reinvested. These results are at net asset value. Net asset value purchases are available for class a share investments of $1 million or more. For performance at the Class A share maximum sales charge, as well as other information, please turn to the inside front cover and pages 5 and 7.

Affiliated's Growth Helped Protect Your Purchasing Power

In our illustration, the prices noted for October 1990 and 2000 are actual costs -- then and now. "Affiliated 2000" is what the 1990 amount would have grown to had it been invested in the Fund.

Investments in Affiliated Fund (up 407.6%) surpassed increases in the cost of living, as represented by the Consumer Price Index, which was up 30.3% in these 10 years. Protection against the erosion caused by inflation is one important way to maintain -- and enhance -- your lifestyle.


                                [GRAPHIC              [GRAPHIC            [GRAPHIC               [GRAPHIC
                                 OMITTED]              OMITTED]            OMITTED]               OMITTED]

                             One-Year Private      One-Family House(6)  First-Class Stamp(7)  Income per Capita(8)
                            College Tuition(5)
 October 1990                  $12,104                  $112,300             $.25                  $ 19,806
 October 2000                  $16,332                  $142,800             $.33                  $ 30,431
 Affiliated 2000               $61,444                  $570,081             $.96                  $100,544



Affiliated's results reflect Class A share total return at net asset value, with all distributions reinvested for the 10 years ended 10/31/00.

See Important Information on page 7.

(5) National average. Source: College Board Annual Survey of Colleges.

(6) Based on national average.  Metropolitan Area home prices. Source:  National
Association   of  Realtors,   Research   Division.   2000  Figure  is  based  on
July-September figures.

(7) Source: U.S. Postal Service.

(8) National average. Source: Department of Commerce, Bureau of Economic Analysis Statistics.

The Total Return Perspective

The chart below illustrates the growth of a $10,000 investment made in Affiliated Fund on 10/31/72. Even when investing right before a major stock market downturn long-term investors in Affiliated Fund did well. (Please see the chart on page 6.) The Fund's average shareholder ownership of over 15 years reflects the satisfaction of long-term Affiliated shareholders.

Past performance is no indication of future results.

Growth of a $10,000 Fund Investment: 10/31/72-10/31/00(1)

A History of Consistent Performance

                   Value of  Cumulative Value  Cumulative           How
Year                 Shares  of Capital Gains   Value of        $10,000
Ended             Initially     Distributions  Reinvested          Grew
Oct. 31            Acquired   Taken in Shares   Dividends    Total Value
--------------------------------------------------------------------------------

1973                  9,560             267          433         10,260
1974                  7,258             394          762          8,414
1975                  8,995             545        1,394         10,934
1976                 10,746             887        2,250         13,883
1977                  9,706           1,150        2,627         13,483
1978                  9,434           1,382        3,263         14,079
1979                 10,570           2,257        4,606         17,433
1980                 12,066           3,732        6,519         22,317
1981                 10,742           4,887        7,186         22,815
1982                 11,364           6,730        9,571         27,665
1983                 13,325           9,187       13,197         35,709
1984                 12,212          11,251       14,173         37,636
1985                 12,993          14,172       17,623         44,788
1986                 15,510          21,514       24,060         61,084
1987                 13,828          24,951       24,040         62,819
1988                 12,768          31,932       25,778         70,478
1989                 13,815          37,558       31,817         83,190
1990                 11,801          34,617       30,474         76,892
1991                 13,629          45,458       39,336         98,423
1992                 13,974          50,142       44,501        108,617
1993                 14,914          61,407       51,590        127,911
1994                 14,609          67,326       54,497        136,432
1995                 15,868          84,828       63,654        164,350
1996                 17,245         111,153       74,118        202,516
1997                 19,656         145,178       89,919        254,753
1998                 19,285         168,327       93,307        280,919
1999                 21,483         208,455      109,112        339,050
2000                $21,815        $251,822     $116,702       $390,339


The dollar amounts of dividends and capital gains distributions reinvested in shares were $75,337 and $177,559, respectively. The initial investment plus all distributions reinvested amounted to $262,896. If dividends and capital gains distributions had been withdrawn in cash, the amounts of these payments would have been $14,870 and $23,445, respectively.

(1) Reflects the deduction of the Class A share maximum 5.75% sales charge for investments under $50,000.

All distributions were reinvested.

See Important Information on page 7.

The Total Return Perspective

We've lived through several periods of economic, political and stock market turmoil since 1972. By focusing on value investing, Affiliated Fund reduced downside volatility in periods of stock market weakness and produced returns that outpaced the S&P 500 (an unmanaged index), while outpacing guaranteed CDs and inflation.

Using the Value Method of Investing, Affiliated Fund Reduced Volatility and Produced Rewarding Gains

1972-1974
The last protracted bear market; S&P 500 declined 28.8%. Affiliated Fund held the decline to 10.7%.

1980-1982
Interest rates rose dramatically; Prime Rate hit 20%; the economy suffered a recession. During these two years, Affiliated rose 24.0%.

1986-1991
Two corrections jolted the stock market; war and recession followed a year later. Affiliated rose 61.1% over this period.


1997-1998
Difficulties in Russian and Asian markets spurred a significant correction in world markets. Affiliated rose 10.3% during this time of trial.

                               [GRAPHIC OMITTED]


Average Annual Total Returns
Over 28 Years(1)

Affiliated:  14.0%
S&P 500:     13.5%
CDs:          8.0%
Inflation:    5.2%


Affiliated Fund      $390,339
S&P 500              $350,037
Six-Month CD(2)       $86,921
Inflation             $41,135

Fiscal Year Ended Ocotober 31


An investor cannot invest directly in an index, such as the S&P 500. For more information on CDs, see page 3.

(1) Average annual total return at the Class A share maximum 5.75% offering price from 10/31/72 through 10/31/00.

(2) Average of six-month CD rates available each period. Source: Lipper, Inc.

See Important Information on page 7.

Who Owns the Fund?

Investor Profile of Lord Abbett Affiliated Fund

-----------------------------------------------------------------------------------------
Fiduciaries           Custodians for Minors                                      18,270
                      Pension, Profit-Sharing and 401(k) Retirement Plans        12,245
                      Trusts                                                     10,187
                      457 Retirement and 403(b) Plans                             5,488
                      Estates                                                       274
-----------------------------------------------------------------------------------------
Institutions          Broker-held Accounts                                      129,860
                      Banks, Credit Unions and Other Financial Institutions         431
                      Corporations                                                  492
                      Religious, Charitable and welfare organizations               391
                      Clubs and Fraternal Organizations                              96
                      Cemeteries                                                     69
                      Nursing homes and hospitals                                    26
                      Colleges and universities                                      36
                      Government Agencies                                            76
-----------------------------------------------------------------------------------------
Individuals           Single and Joint accounts                                  68,978
                      IRAs                                                       61,522
Total Accounts in Affiliated on 10/31/00                                        308,441
=========================================================================================


Important Information

Bonds purchased by the Fund are subject to market fluctuations upward and downward inversely to the rise and fall of interest rates. Common stocks are also subject to market fluctuations, providing the potential for gains and the risk of loss. Performance results quoted herein reflect past performance, current sales charges (where applicable) and appropriate Rule 12b-1 Plan expenses from commencement of the Plan. Past performance is no indication of future results. Tax consequences are not reflected. The investment return and principal value of an investment will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. The Fund's sales charge structure has changed in the past. The Fund issues additional classes of shares, with distinct pricing options. For a full discussion of the differences in pricing alternatives, please refer to the Fund's current prospectus. If used as sales material after 12/31/00, this report must be accompanied by Lord Abbett's Performance Quarterly for the most recently completed calendar quarter.

                       Schedule of Investments
                       October 31, 2000

                        Investments                  Shares             Value
-------------------------------------------------------------------------------
Common Stocks 91.04%
-------------------------------------------------------------------------------
Aerospace/Defense      Boeing Co.                  2,250,000   $  152,578,125
3.44%                  Lockheed Martin Corp.       1,850,000       66,322,500
                       United Technologies
                       Corp.                       2,500,000      174,531,250
                                                               ----------------
                       Total                                      393,431,875
-------------------------------------------------------------------------------
Aluminum 1.61%         Alcoa, Inc.                 6,400,000      183,600,000
-------------------------------------------------------------------------------
Apparel 0.03%          Russell Corp.                 179,200        2,867,200
-------------------------------------------------------------------------------
Automotive 0.61%       General Motors Corp.          750,000       46,593,750
                       General Motors Corp.
                       Class H                       712,824       23,095,498
                                                               ----------------
                       Total                                       69,689,248
-------------------------------------------------------------------------------
Banks: Money
Center 1.39%           Chase Manhattan Corp.      3,500,000       159,250,000
-------------------------------------------------------------------------------
Banks: Regional        Bank One Corp.+            2,800,000       102,200,000
5.33%                  FleetBoston+
                       Financial Corp.            5,500,000       209,000,000
                       Mellon Financial Corp.     1,650,030        79,613,948
                       Wells Fargo Co.+           4,700,000       217,668,750
                                                               ----------------
                       Total                                      608,482,698
-------------------------------------------------------------------------------
Brokers 1.41%          Morgan Stanley
                       Dean Witter & Co.          2,000,000       160,625,000
-------------------------------------------------------------------------------
Cable Services 1.13%   Time Warner, Inc.          1,700,000       129,047,000
-------------------------------------------------------------------------------
Chemicals 2.18%        Rohm & Haas Co.            2,547,000        76,569,188
                       Union Carbide Corp.        4,000,000       172,000,000
-------------------------------------------------------------------------------
                       Total                                      248,569,188
-------------------------------------------------------------------------------
Communications
Technology 0.17%       QUALCOMM, Inc.*              300,000        19,532,820
-------------------------------------------------------------------------------
Computer Hardware      Apple Computer, Inc.*      2,000,000        39,125,000
2.96%                  EMC Corp.*+                1,250,000       111,328,125
                       International Business
                       Machines Corp.             1,000,000        98,500,000
                       Sun Microsystems, Inc.*      800,000        88,700,000
                                                               ----------------
                       Total                                      337,653,125
-------------------------------------------------------------------------------
Computer Services      Computer Sciences
2.11%                  Corp.*                     1,050,000        66,150,000
                       First Data Corp.           3,500,000       175,437,500
                                                               ----------------
                       Total                                      241,587,500
-------------------------------------------------------------------------------
Computer Software
1.04%                  Oracle Corp.*+             3,600,000       118,800,000
-------------------------------------------------------------------------------
Conglomerates          Minnesota Mining &
1.57%                  Manufacturing Co.          1,860,000       179,722,500
-------------------------------------------------------------------------------
Construction/Home
Building 0.04%         Manitowoc Co., Inc.          189,000         5,138,438
-------------------------------------------------------------------------------
Consumer Products
0.85%                  Avon Products, Inc.+       2,000,000        97,000,000
-------------------------------------------------------------------------------
Drugs 4.02%            American Home
                       Products Corp.             4,500,000       285,750,000
                       Johnson & Johnson             96,000         8,844,000
                       Pharmacia Corp.            3,000,000    $  165,000,000
                                                               ----------------
                       Total                                      459,594,000
-------------------------------------------------------------------------------
Electric Power         Allegheny Energy, Inc.     3,250,000       133,046,875
11.32%                 CP&L Energy, Inc.+         3,500,000       141,093,750
                       Dominion Resources, Inc.+  5,000,000       297,812,500
                       Duke Energy Corp.          3,500,000       302,531,250
                       Exelon Corp.               2,500,000       150,312,500
                       Florida Progress Corp.     3,500,000       186,156,250
                       Reliant Energy, Inc.       2,000,000        82,625,000
                                                               ----------------
                       Total                                    1,293,578,125
-------------------------------------------------------------------------------
Electrical Equipment
1.29%                  Emerson Electric Co.+      2,000,000       146,875,000
-------------------------------------------------------------------------------
Electronics:
Semiconductor
0.79%                  Texas Instruments, Inc.    1,850,000        90,765,625
-------------------------------------------------------------------------------
Energy Equipment &     Schlumberger Ltd.          3,000,000       228,375,000
Services 2.46%         Transocean Sedco
                       Forex, Inc.+               1,000,000        53,000,000
                                                               ----------------
                       Total                                      281,375,000
-------------------------------------------------------------------------------
Entertainment 1.24%    Viacom, Inc.*+             2,500,000       142,187,500
-------------------------------------------------------------------------------
Financial Services     AON Corp.+                 3,500,000       145,031,250
3.89%                  MBNA Corp.                 4,500,000       169,031,250
                       Marsh & McLennan
                       Cos., Inc.+                1,000,000       130,750,000
                                                               ----------------
                       Total                                      444,812,500
-------------------------------------------------------------------------------
Financial:             Fannie Mae                 2,400,000       184,800,000
Miscellaneous          Freddie Mac+               2,000,000       120,000,000
2.67%                  --------------------------------------------------------
                       Total                                      304,800,000
-------------------------------------------------------------------------------
Food 1.01%             ConAgra Foods, Inc.        4,900,000       104,737,500
                       Hershey Foods Corp.          186,200        10,112,988
                                                               ----------------
                       Total                                      114,850,488
-------------------------------------------------------------------------------
Health Care Products
0.03%                  Becton Dickinson & Co.*       90,900         3,045,150
-------------------------------------------------------------------------------
Health Care Services   CIGNA Corp.                1,500,000       182,925,000
5.51%                  HCA-The Healthcare Co.+    4,000,000       159,750,000
                       McKesson HBOC, Inc.        3,500,000        98,218,750
                       UnitedHealth Group, Inc.   1,723,000       188,453,125
                                                               ----------------
                       Total                                      629,346,875
-------------------------------------------------------------------------------
Hospital Supplies
0.86%                  Baxter International, Inc. 1,200,000        98,625,000
-------------------------------------------------------------------------------
Insurance 6.67%        ACE Ltd.+                  2,000,000        78,500,000
                       Aegon NV ADR+              3,100,000       125,162,500
                       American General Corp.     2,850,000       229,425,000
                       Chubb Corp.+               1,750,000       147,765,625
                       HSB Group, Inc.              300,000        11,868,750
                       St. Paul Cos., Inc.        3,300,000       169,125,000
                                                               ----------------
                       Total                                      761,846,875
-------------------------------------------------------------------------------
Machinery: Agriculture
1.77%                  Deere & Co.+               5,500,000       202,468,750
-------------------------------------------------------------------------------

                        See Notes to Financial Statements

8


                       Schedule of Investments (continued)
                       October 31, 2000

                        Investments                  Shares             Value
-------------------------------------------------------------------------------
Milling: Fruits/Grain  Archer-Daniels-
0.39%                  Midland Co.                4,000,000    $   44,000,000
-------------------------------------------------------------------------------
Natural Gas 1.32%      The Coastal Corp.+         2,000,000       150,875,000
-------------------------------------------------------------------------------
Office Furniture &
Business Equipment
0.03%                  Herman Miller, Inc.          144,000         3,762,000
-------------------------------------------------------------------------------
Oil 0.63%              Tosco Corp.                2,500,000        71,562,500
-------------------------------------------------------------------------------
Oil: Integrated        BP Amoco plc ADR+          2,300,000       117,156,250
International 7.11%    Chevron Corp.              1,500,000       123,187,500
                       Exxon Mobil Corp.          4,000,000       356,750,000
                       Total Fina Elf S.A. ADR+   3,000,000       214,875,000
                                                               ----------------
                       Total                                      811,968,750
-------------------------------------------------------------------------------
Paper and Forest       Bowater, Inc.              2,000,000       108,250,000
Products 2.46%         Georgia-Pacific Corp.
                       (Timber Group)             3,000,000        84,937,500
                       International Paper Co.    2,335,200        85,526,700
                       Temple-Inland, Inc.           40,000         1,790,000
                                                               ----------------
                       Total                                      280,504,200
-------------------------------------------------------------------------------
Pollution Control
1.05%                  Waste Management, Inc.     6,000,000       120,000,000
-------------------------------------------------------------------------------
Publishing 1.29%       Dow Jones & Co., Inc.      2,500,000       147,187,500
-------------------------------------------------------------------------------
Railroads 0.02%        Norfolk Southern Corp.        54,000           762,750
                       Union Pacific Corp.           34,380         1,611,563
                                                               ----------------
                       Total                                        2,374,313
-------------------------------------------------------------------------------
Retail 0.59%           Kroger Co.*+               3,000,000        67,687,500
-------------------------------------------------------------------------------
Steel 0.30%            Nucor Corp.                1,000,000        34,687,500
-------------------------------------------------------------------------------
Telecommunications     Alltel Corp.               2,250,000       144,984,372
5.03%                  BellSouth Corp.              250,000        12,078,125
                       SBC Communication, Inc.    3,000,000       173,062,500
                       Verizon Communications+    3,000,000       173,437,500
                       WorldCom, Inc.*            3,000,000        71,250,000
                                                               ----------------
                       Total                                      574,812,497
-------------------------------------------------------------------------------
Transportation:        Arnold Industries, Inc.      600,000        10,537,500
Miscellaneous 1.42%    United Parcel Service, Inc.
                       Class B+                   2,500,000       151,875,000
                                                               ----------------
                       Total                                      162,412,500
-------------------------------------------------------------------------------
                       Total Common Stocks
                       (Cost $7,354,716,282)                   10,401,001,740
-------------------------------------------------------------------------------
Convertible Preferred Securities 4.35%
-------------------------------------------------------------------------------
Entertainment 0.92%    Seagram Co. Ltd.
                       7.50% Conv. Pfd.           2,000,000       105,000,000
-------------------------------------------------------------------------------
Financial:             CNB Capital Trust I
Miscellaneous 0.16%    6.00% Conv. Pfd.             515,500        18,171,375
-------------------------------------------------------------------------------
Insurance 1.28%        ACE Ltd.
                       8.25% Conv. Pfd.           1,000,000        80,750,000
                       Metlife Capital Trust I
                       8.00% Conv. Pfd.             750,000        65,718,750
                                                               ----------------
                       Total                                      146,468,750
-------------------------------------------------------------------------------
Natural Gas 0.94%      The Coastal Corp.
                       6.625% Conv. Pfd.          2,500,000     $  107,500,000
-------------------------------------------------------------------------------
Paper and Forest       Georgia-Pacific Group
Products 0.28%         7.50% Conv. Pfd.           1,000,000        32,062,500
-------------------------------------------------------------------------------
Utilities: Electrical  TXU Corp.
0.77%                  9.25% Conv. Pfd.            2,000,000       88,000,000
                                                               ----------------
                       Total Convertible
                       Preferred Securities
                       (Cost $411,088,383)                         497,202,625
--------------------------------------------------------------------------------
                                                   Principal
                                                      Amount
Corporate Bonds 0.06%                                  (000)
-------------------------------------------------------------------------------
Banks: Money           Bank of America Corp.
Center 0.02%           7.875% due 12/01/2002          $1,000        1,020,050
                       Morgan J.P. & Co., Inc.
                       7.625% due 9/15/2004            1,000         1,021,440
                                                               ----------------
                       Total                                        2,041,490
-------------------------------------------------------------------------------
Electric Power         PG&E Corp.
0.00%                  6.25% due 3/1/2004                500          487,650
-------------------------------------------------------------------------------
Financial Services     Bear Stearns Co., Inc.
0.02%                  6.50% due 8/1/2002                500          492,800
                       GMAC 7.125% due 5/1/2003+         500          501,680
                       Household Finance Corp.
                       7.25% due 7/15/2003             1,000        1,001,920
                                                               ----------------
                       Total                                        1,996,400
-------------------------------------------------------------------------------
Financial:
Miscellaneous          CitiFinancial Credit Co.
0.01%                  6.875% due 5/1/2002               500          499,220
-------------------------------------------------------------------------------
Insurance 0.01%        Lincoln National Corp.
                       7.25% due 5/15/2005+            1,500        1,484,400
                                                               ----------------
                       Total Corporate Bonds
                       (Cost $6,646,070)                            6,509,160
-------------------------------------------------------------------------------
Short-Term Investments 4.75%
-------------------------------------------------------------------------------
                       American Express
                       Credit
                       6.65% due 11/1/2000           131,153      131,153,000
                       American Express
                       Credit
                       6.63% due 11/1/2000            67,567       67,567,000
                       Prudential
                       Funding Corp.
                       6.62% due 11/1/2000           343,604      343,604,000
                                                               ----------------
                       Total Short-Term
                       Investments
-------------------------------------------------------------------------------
                       (Cost $542,324,000)                        542,324,000
                       Total Investments 100.20%
                       (Cost $8,314,774,735)                   $11,447,037,525
-------------------------------------------------------------------------------
                      *Non-income producing security.
                      +Security (or a portion of security) on loan. See Note 5.
                       ADR-American Depositary Receipt.

                        See Notes to Financial Statements

 Statement of Assets and Liabilities
 October 31, 2000

 ASSETS:
   Investment in securities, at value (cost $8,314,774,735)                                $11,447,037,525
   Cash                                                                                            752,306
   Market value of collateral for securities loaned                                            278,143,287
   Receivables:
      Income                                                                                    12,169,241
      Investment securities sold                                                                10,204,686
      Capital shares sold                                                                       38,360,043
-----------------------------------------------------------------------------------------------------------
   Total assets                                                                             11,786,667,088
-----------------------------------------------------------------------------------------------------------

 LIABILITIES:
   Securities lending collateral                                                               278,143,287
   Payables:
      Investment securities purchased                                                           61,756,756
      Capital shares reacquired                                                                  6,252,498
      Management fees                                                                            2,858,395
      Directors' fees                                                                            3,784,064
      12b-1 distribution fees                                                                    7,158,292
   Accrued expenses and other liabilities                                                        2,220,748
-----------------------------------------------------------------------------------------------------------
   Total liabilities                                                                           362,174,040
-----------------------------------------------------------------------------------------------------------
 Net Assets                                                                                $11,424,493,048
===========================================================================================================

 COMPOSITION OF NET ASSETS:
 Paid-in capital                                                                           $ 7,295,123,138
 Undistributed net investment income                                                            35,944,539
 Undistributed net realized gain from investments                                              961,162,581
 Net unrealized appreciation on investments                                                  3,132,262,790
 Net Assets                                                                                $11,424,493,048
===========================================================================================================

 Net assets by class:
 Class A Shares                                                                            $10,309,844,891
 Class B Shares                                                                             $  713,161,030
 Class C Shares                                                                             $  331,909,873
 Class P Shares                                                                              $  12,071,630
 Class Y Shares                                                                              $  57,505,624

 Outstanding shares by class:
 Class A Shares                                                                                625,788,038
 Class B Shares                                                                                 43,258,059
 Class C Shares                                                                                 20,132,771
 Class P Shares                                                                                    733,824
 Class Y Shares                                                                                  3,484,337

 Net asset value, offering and redemption price per share (net assets divided by outstanding shares):

 Class A Shares-Net asset value                                                                     $16.47
 Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)                 $17.47
 Class B Shares-Net asset value                                                                     $16.49
 Class C Shares-Net asset value                                                                     $16.49
 Class P Shares-Net asset value                                                                     $16.45
 Class Y Shares-Net asset value                                                                     $16.50
===========================================================================================================

                       See Notes to Financial Statements
10

Statement of Operations
For the Year Ended October 31, 2000

 Investment Income:
 Dividends                                                       $  225,525,834
 Interest                                                            27,027,284
 Foreign withholding tax                                               (248,325)
 Total investment income                                            252,304,793
--------------------------------------------------------------------------------

 Expenses:
 Management fee                                                      32,372,356
 12b-1 distribution plan-Class A                                     32,841,863
 12b-1 distribution plan-Class B                                      6,050,322
 12b-1 distribution plan-Class C                                      2,560,528
 12b-1 distribution plan-Class P                                         20,639
 Shareholder servicing                                               11,248,679
 Reports to shareholders                                                351,608
 Custody                                                                 81,738
 Professional                                                           293,461
 Registration                                                           630,986
 Directors                                                            1,467,454
 Other                                                                1,138,832
--------------------------------------------------------------------------------
 Gross expenses                                                      89,058,466
   Expense reductions                                                (1,200,218)
--------------------------------------------------------------------------------
 Net expenses                                                        87,858,248
--------------------------------------------------------------------------------
 Net investment income                                              164,446,545
--------------------------------------------------------------------------------

 Realized and unrealized gain on investments:
 Net realized gain from investment transactions                     963,472,558
 Net change in unrealized appreciation on investments               378,816,299
================================================================================
 Net realized and unrealized gain on investments                  1,342,288,857
================================================================================
 Net Increase in Net Assets Resulting From Operations            $1,506,735,402
================================================================================


                       See Notes to Financial Statements
                                                                              11

Statements of Changes in Net Assets

                                                                                                      Year Ended       Year Ended
                                                                                                     October 31,       October 31,
                                                                                                           2000              1999
-----------------------------------------------------------------------------------------------------------------------------------

 INCREASE IN NET ASSETS
 Operations:
 Net investment income                                                                            $  164,446,545    $  127,030,402
 Net realized gain from investment transactions                                                      963,472,558     1,108,589,813
 Net change in unrealized appreciation on investments                                                378,816,299       499,850,810
-----------------------------------------------------------------------------------------------------------------------------------
 Net increase in net assets resulting from operations                                              1,506,735,402     1,735,471,025
-----------------------------------------------------------------------------------------------------------------------------------

 Distributions to shareholders from:
 Net investment income
   Class A                                                                                          (147,739,267)     (137,028,835)
   Class B                                                                                            (5,231,082)       (3,320,304)
   Class C                                                                                            (2,171,815)       (1,232,723)
   Class P                                                                                               (52,058)          (27,346)
   Class Y                                                                                              (991,101)         (760,283)
 Net realized gain

   Class A                                                                                        (1,008,917,125)     (524,634,632)
   Class B                                                                                           (57,499,161)      (20,854,149)
   Class C                                                                                           (21,866,899)       (7,962,546)
   Class P                                                                                              (222,559)         (117,804)
   Class Y                                                                                            (5,313,373)       (2,155,302)
-----------------------------------------------------------------------------------------------------------------------------------
 Total distributions to shareholders                                                              (1,250,004,440)     (698,093,924)
-----------------------------------------------------------------------------------------------------------------------------------

 Capital share transactions:
 Net proceeds from sales of shares                                                                 1,183,710,512       911,822,030
 Reinvestment of distributions                                                                     1,056,397,318       576,481,381
 Cost of shares reacquired                                                                        (1,153,099,525)     (965,529,945)
-----------------------------------------------------------------------------------------------------------------------------------
 Net increase in net assets resulting from capital share transactions                              1,087,008,305       522,773,466
-----------------------------------------------------------------------------------------------------------------------------------
 Net increase in net assets                                                                        1,343,739,267     1,560,150,567
===================================================================================================================================

 NET ASSETS:
 Beginning of year                                                                                10,080,753,781     8,520,603,214
===================================================================================================================================
 End of year                                                                                     $11,424,493,048   $10,080,753,781
===================================================================================================================================
 Undistributed net investment income                                                              $   35,944,539    $   12,690,368
===================================================================================================================================


12         See Notes to Financial Statements

Financial Highlights

                                                                           Year Ended 10/31,
                                                  --------------------------------------------------------------------
                                                       2000          1999          1998          1997          1996
 Per Share Operating Performance (Class A Shares)
 Net asset value, beginning of year                 $   16.22     $   14.56     $   14.84     $   13.02     $   11.98
                                                  ============  =============  =============  ============  ==========
 Investment operations
   Net investment income                                  .24(e)        .21(e)        .24           .30           .30
   Net realized and unrealized gain on investments       2.01          2.64          1.14          2.85          2.23
                                                  ------------  -------------  -------------  ------------  ----------
     Total from investment operations                    2.25          2.85          1.38          3.15          2.53
                                                  ------------  -------------  -------------  ------------  ----------

 Distributions to shareholders from:
   Net investment income                                 (.24)         (.24)         (.27)         (.30)         (.30)
   Net realized gain                                    (1.76)         (.95)        (1.39)        (1.03)        (1.19)
                                                  ------------  -------------  -------------  ------------  ----------
     Total distributions                                (2.00)        (1.19)        (1.66)        (1.33)        (1.49)
                                                  ------------  -------------  -------------  ------------  ----------
 Net asset value, end of year                       $   16.47     $   16.22     $   14.56     $   14.84     $   13.02
                                                  ============  =============  =============  ============  ==========

 Total Return(a)                                        15.12%        20.69%        10.27%        25.80%        23.23%

 Ratios to Average Net Assets

   Expenses, including expense reduction                  .79%(b)       .74%(b)       .63%(b)       .65%(b)       .66%

   Expenses, excluding expense reduction                  .80%          .74%(b)       .63%(b)       .65%(b)       .66%

   Net investment income                                 1.62%         1.36%         1.64%         2.15%         2.61%







                                                                       Year Ended 10/31,                  8/1/1996(c)
                                                  -------------------------------------------------------     to
                                                        2000          1999          1998          1997    10/31/1996
 Per Share Operating Performance (Class B Shares)
 Net asset value, beginning of period               $   16.23     $   14.56     $   14.84     $   13.03    $   11.88
                                                  ============  =============  =============  ============  ==========

 Investment operations

   Net investment income                                  .14(e)        .10(e)        .14           .20           .06
   Net realized and unrealized gain on investments       2.02          2.65          1.12          2.84          1.14
                                                  ------------  -------------  -------------  ------------  ----------
     Total from investment operations                    2.16          2.75          1.26          3.04          1.20
                                                  ------------  -------------  -------------  ------------  ----------

 Distributions to shareholders from:
   Net investment income                                 (.14)         (.13)         (.15)         (.20)         (.05)
   Net realized gain                                    (1.76)         (.95)        (1.39)        (1.03)         -
                                                  ------------  -------------  -------------  ------------  ----------
     Total distributions                                (1.90)        (1.08)        (1.54)        (1.23)         (.05)
                                                  ------------  -------------  -------------  ------------  ----------
 Net asset value, end of period                     $   16.49     $   16.23     $   14.56     $   14.84     $   13.03
                                                  ============  =============  =============  ============  ==========

 Total Return(a)                                        14.42%        19.87%         9.41%        24.78%        10.15%(d)
   Expenses, including expense reduction                 1.44%(b)      1.43%(b)      1.38%(b)      1.42%(b)       .34%(d)

   Expenses, excluding expense reduction                 1.45%         1.43%(b)      1.38%(b)      1.42%(b)       .34%(d)

   Net investment income                                  .94%          .66%          .87%         1.19%          .27%(d)



                       See Notes to Financial Statements
                                                                              13



                                                                        Year Ended 10/31,                  8/1/1996(c)
                                                    -------------------------------------------------------     to
                                                       2000          1999           1998          1997      10/31/1996
 Per Share Operating Performance (Class C Shares)
 Net asset value, beginning of period               $   16.23     $   14.56     $   14.84     $   13.02     $   11.88
                                                    ===========   ===========   ===========   ===========   ===========

 Investment operations
   Net investment income                                  .14(e)        .10(e)        .14           .22           .06
   Net realized and unrealized gain on investments       2.02          2.65          1.12          2.83          1.13
                                                    -----------   -----------   -----------   -----------   -----------
     Total from investment operations                    2.16          2.75          1.26          3.05          1.19
                                                    -----------   -----------   -----------   -----------   -----------
 Distributions to shareholders from:
   Net investment income                                 (.14)         (.13)         (.15)         (.20)         (.05)
   Net realized gain                                    (1.76)         (.95)        (1.39)        (1.03)            -
                                                    -----------   -----------   -----------   -----------   -----------
     Total distributions                                (1.90)        (1.08)        (1.54)        (1.23)         (.05)
                                                    -----------   -----------   -----------   -----------   -----------
 Net asset value, end of period                     $   16.49     $   16.23     $   14.56     $   14.84     $   13.02
                                                    ===========   ===========   ===========   ===========   ===========

 Total Return(a)                                        14.48%        19.80%         9.41%        24.88%        10.07%(d)
   Expenses, including expense reduction                 1.44%(b)      1.43%(b)      1.40%(b)      1.34%(b)       .33%(d)
   Expenses, excluding expense reduction                 1.45%         1.43%(b)      1.40%(b)      1.34%(b)       .33%(d)
   Net investment income                                  .93%          .66%          .85%         1.28%          .25%(d)



                                                        Year Ended 10/31,    12/8/1997(c)
-----------------------------------------------------------------------------     to
                                                        2000          1999    10/31/1998
 Per Share Operating Performance (Class P Shares)
 Net asset value, beginning of period               $   16.19     $   14.53     $   14.24
                                                    ===========   ===========   ===========

 Investment operations

   Net investment income                                  .22(e)        .19(e)        .18
   Net realized and unrealized gain on investments       2.02          2.63           .27
                                                    -----------   -----------   -----------
     Total from investment operations                    2.24          2.82           .45
                                                    -----------   -----------   -----------

 Distributions to shareholders from:
   Net investment income                                 (.22)         (.21)         (.16)
   Net realized gain                                    (1.76)         (.95)            -
                                                    -----------   -----------   -----------
     Total distributions                                (1.98)        (1.16)         (.16)
                                                    -----------   -----------   -----------
 Net asset value, end of period                     $   16.45     $   16.19     $   14.53
                                                    -----------   -----------   -----------
                                                    ===========   ===========   ===========

 Total Return(a)                                        15.11%        20.51%         3.21%(d)

 Ratios to Average Net Assets

   Expenses, including expense reduction                  .89%(b)       .88%(b)       .76%(b)(d)
   Expenses, excluding expense reduction                  .89%          .88%(b)       .76%(b)(d)
   Net investment income                                 1.30%         1.22%         1.21%(d)


                       See Notes to Financial Statements



                                                                 Year Ended 10/31,    3/27/1998(c)
                                                           --------------------------      to
 Per Share Operating Performance (Class Y Shares)               2000          1999    10/31/1998
 Net asset value, beginning of period                      $   16.25     $   14.57     $   15.44
                                                           ===========   ===========   ===========
 Investment operations

   Net investment income                                         .30(e)        .26(e)        .15
   Net realized and unrealized gain (loss) on investments       2.01          2.65          (.89)
                                                           -----------   -----------   -----------
     Total from investment operations                           2.31          2.91          (.74)
                                                           -----------   -----------   -----------

 Distributions to shareholders from:
   Net investment income                                        (.30)         (.28)         (.13)
   Net realized gain                                           (1.76)         (.95)           -
                                                           -----------   -----------   -----------
     Total distributions                                       (2.06)        (1.23)         (.13)
                                                           -----------   -----------   -----------
 Net asset value, end of period                            $   16.50     $   16.25     $   14.57
                                                           ===========   ===========   ===========

 Total Return(a)                                               15.52%        21.15%        (4.77)%(d)

 Ratios to Average Net Assets

   Expenses, including expense reduction                         .44%(b)       .43%(b)       .24%(b)(d)
   Expenses, excluding expense reduction                         .46%          .43%(b)       .24%(b)(d)
   Net investment income                                        1.96%         1.67%         1.03%(d)


                                                                                               Year Ended 10/31,
----------------------------------------------------------------------------------------------------------------------
 Supplemental Data for All Classes:                     2000          1999          1998          1997          1996
----------------------------------------------------------------------------------------------------------------------
   Net assets, end of year (000)                 $11,424,493   $10,080,754    $8,520,603    $7,697,754    $6,100,665
   Portfolio turnover rate                             52.27%        62.30%        56.49%        46.41%        47.06%
----------------------------------------------------------------------------------------------------------------------

(a) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(b)  The ratio includes expenses paid through an expense offset arrangement.

(c)  Commencement of offering of class shares.

(d)  Not annualized.

(e)  Calculated using average shares outstanding during the year.

                       See Notes to Financial Statements

Notes to Financial Statements

1.  Organization

Lord Abbett Affiliated Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which permit management to make certain estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements. Actual results could differ from those estimates.

2. SIGNIFICANT ACCOUNTING POLICIES

(a) Investment Valuation-Securities traded on national or foreign securities exchanges are valued at the last quoted sales price, or if no sales price is available, at the mean between the latest bid and ask prices on such exchange, or, in the case of bonds, in the over-the-counter market if, in the judgement of the Company's officers, that market more accurately reflects the market value of the bonds. Securities traded only in the over-the-counter market are valued at the mean between the latest bid and ask prices, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b) Security Transactions and Investment Income-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Net investment income and realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c) Federal Taxes-It is the policy of the Company to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable net investment income and capital gains to its shareholders. Therefore, no federal income tax provision is required.

(d) The Company will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Company will begin amortizing premiums and discounts on debt securities effective November 1, 2000. Prior to this date, the Company did not amortize premiums or discounts on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Company, but will result in a $36,376 increase to cost of securities and a corresponding $36,376 decrease in net unrealized appreciation, based on securities held as of October 31, 2000.

3.  MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES


Management Fee

The Company has a management agreement with Lord, Abbett & Co. ("Lord Abbett") pursuant to which Lord Abbett supplies the Company with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Company's investment portfolio. The management fee is based on average daily net assets at the following annual rates:

-------------------------------------------
First  $200 million                0.50%
Next $300 million                  0.40%
Next $200 million                  0.375%
Next $200 million                  0.35%
Over $900 million                  0.30%

12b-1 Plans

The Company has adopted distribution plans (the "Plans") with respect to one or more classes of shares pursuant to Rule 12b-1 of the Act, which provides for the payment of ongoing account maintenance and distribution fees to Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon average daily net assets as follows:

Fee               Class A           Class B         Class C(3)(4)     Class P
--------------------------------------------------------------------------------
Service            .25%(1)             .25%       up to .25%              .20%
Distribution       .10%(2)             .75%       up to .75%              .25%

(1) Annual service fee of shares sold prior to June 1, 1990 is 0.15% of the average daily net asset value. (2) In addition, the Company pays a one time distribution fee of up to 1% on certain qualifying purchases, which is generally amortized over a one-year period.

(3) Paid at the time such shares are sold, which is generally amortized over a one-year period. (4) Paid at each quarter-end after the first anniversary of the sale of such shares.

Class Y does not have a Plan.

The Company along with certain other funds managed by Lord Abbett (the "Underlying Funds") has entered into a Servicing Arrangement with the Balanced Series of Lord Abbett Investment Trust pursuant to which the Underlying Funds will pay a portion of the expenses of the Balanced Series in proportion to the average daily value of shares owned by the Balanced Series. Accrued expenses and other liabilities include $197,226 and other expenses include $235,110 pursuant to this Servicing Agreement.

Commissions

Distributor received the following commissions on sales of shares of the Company after concessions were paid to authorized distributors for the year ended October 31, 2000:

Distributor Commissions         Dealers' Concessions
-----------------------------------------------------
$2,466,804                               $14,174,968

Certain of the Company's officers and directors have an interest in Lord Abbett.

4. DISTRIBUTIONS

Dividends  from net  investment  income,  if any,  are declared  quarterly.  Net
realized  gain  from  investment   transactions,   if  any,  is  distributed  to
shareholders annually.

5. PORTFOLIO SECURITIES TRANSACTIONS

The Company may lend its securities to member banks of the Federal Reserve System and to registered broker-dealers approved by the Company. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned.

As of October 31, 2000, the value of securities loaned was $268,955,397. These loans were collateralized by cash of $278,143,287, which is invested in a restricted money market account. Income from securities lending of $1,263,595 is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Purchases and sales of investment securities (other than short-term investments) are as follows for the year ended October 31, 2000:

Purchases                              Sales
---------------------------------------------
$5,288,374,361                $5,618,177,590

As of October 31, 2000, the aggregate cost of investments, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation on investments based on cost for federal income tax purposes were as follows:

                            Gross                   Gross                   Net
                       Unrealized              Unrealized            Unrealized
Tax Cost              Appreciation            Depreciation         Appreciation
--------------------------------------------------------------------------------
$8,316,779,705      $3,256,771,328            $126,513,508        $3,130,257,820

The cost of investments for federal income tax purposes differs from that used for financial reporting purposes. These differences are due to differing treatments for items such as deferral of wash sales.

6.  CERTAIN RECLASSIFICATIONS

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are either considered temporary or permanent in nature. Permanent items identified during the year ended October 31, 2000, have been reclassified among the components of net assets based on their tax basis treatment as follows:

Undistributed        Undistributed
Net Investment   Net Realized Gain
Income            from Investments
Increase                (decrease)

------------------------------------
$14,992,949           $(14,992,949)


7.  DIRECTORS' REMUNERATION

The Directors associated with Lord Abbett and all officers of the Company receive no compensation from the Company for acting as such. Outside Directors' fees and retirement costs are allocated among all funds in the Lord Abbett group based on the net assets of each fund. The outside Directors may elect to defer receipt of such fees. The deferred fees earn a return based on the performance of the Company or other funds within the Lord Abbett Family of Funds. Such cost and earnings accrued thereon are included in Directors' expense on the Statement of Operations and are not deductible for Federal income tax purposes until such amounts are paid.

8.  SUMMARY OF CAPITAL TRANSACTIONS

The Company had authorized 1.5 billion shares of $.001 par value capital stock designated as follows: 1.15 billion shares Class A, 100 million shares Class B, 100 million shares Class C, 75 million shares Class P and 75 million shares Class Y.

Transactions in shares of capital stock were as follows:

                                                                            Year Ended                     Year Ended
                                                                      October 31, 2000               October 31, 1999
=====================================================================================================================
Class A Shares                                                 Shares           Amount          Shares         Amount
---------------------------------------------------------------------------------------------------------------------
Shares sold                                                45,428,776  $   693,387,616      39,694,036  $ 618,554,913
Shares issued in connection with acquisition of
Real Silk Investments, Inc.                                 8,900,457      131,459,455               -              -
Reinvestment of distributions                              63,993,291      967,164,636      37,601,360    541,579,692
Shares reacquired                                         (66,475,528)  (1,010,445,043)    (56,461,608)  (876,717,900)
---------------------------------------------------------------------------------------------------------------------
Increase                                                   51,846,996  $   781,566,664      20,833,788  $ 283,416,705
---------------------------------------------------------------------------------------------------------------------


Class B Shares                                                 Shares           Amount          Shares         Amount
---------------------------------------------------------------------------------------------------------------------
Shares sold                                                13,126,550  $   200,315,595      12,120,448  $ 189,940,250
Reinvestment of distributions                               3,951,150       59,817,064       1,605,000     23,100,835
Shares reacquired                                          (6,173,806)     (93,343,477)     (3,055,952)   (47,511,701)
---------------------------------------------------------------------------------------------------------------------
Increase                                                   10,903,894  $   166,789,182      10,669,496  $ 165,529,384
---------------------------------------------------------------------------------------------------------------------

18


Notes to Financial Statements (continued)

                                                                            Year Ended                     Year Ended
                                                                      October 31, 2000               October 31, 1999
=====================================================================================================================
Class C Shares                                                 Shares           Amount          Shares         Amount
---------------------------------------------------------------------------------------------------------------------
Shares sold                                                 9,474,095     $144,699,119       5,202,798   $ 81,918,057
Reinvestment of distributions                               1,508,049       22,836,722         607,399      8,739,598
Shares reacquired                                          (3,017,917)     (45,806,301)     (1,914,461)   (29,737,368)
---------------------------------------------------------------------------------------------------------------------
Increase                                                    7,964,227     $121,729,540       3,895,736   $ 60,920,287
---------------------------------------------------------------------------------------------------------------------


Class P Shares                                                 Shares           Amount          Shares         Amount
---------------------------------------------------------------------------------------------------------------------
Shares sold                                                   685,444     $ 10,753,315          27,936     $  430,275
Reinvestment of distributions                                  18,127          274,516          10,124        145,672
Shares reacquired                                             (96,116)      (1,478,072)        (36,342)      (578,481)
---------------------------------------------------------------------------------------------------------------------
Increase (Decrease)                                           607,455      $ 9,549,759           1,718       $ (2,534)
---------------------------------------------------------------------------------------------------------------------


Class Y Shares                                                 Shares           Amount          Shares         Amount
---------------------------------------------------------------------------------------------------------------------
Shares sold                                                   206,588    $   3,095,412       1,351,162   $ 20,978,535
Reinvestment of distributions                                 416,347        6,304,380         200,651      2,915,584
Shares reacquired                                            (132,611)      (2,026,632)       (706,301)   (10,984,495)
---------------------------------------------------------------------------------------------------------------------
Increase                                                      490,324     $  7,373,160         845,512   $ 12,909,624
---------------------------------------------------------------------------------------------------------------------



9.  EXPENSE REDUCTION

The Company has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Company's expenses.

10. LINE OF CREDIT

The Company, along with certain other funds managed by Lord Abbett, has available a $200,000,000 unsecured revolving credit facility ("Facility"), from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility was at an annual rate of 0.06% during the year. Effective December 17, 1999, this fee was increased to 0.09% per annum. There were no loans outstanding pursuant to this Facility at October 31, 2000, nor was the Facility utilized at any time during the year.

11. ACQUISITION OF REAL SILK INVESTMENTS, INC.

On December 15, 1999, the Company acquired all the net assets of Real Silk Investments, Inc. ("Real Silk") valued at $131,459,455 (including $96,203,567 of unrealized appreciation) pursuant to a plan of merger. The merger was accomplished by a tax-free exchange of 8,900,457 Class A shares of the Company for 164,683 shares of Real Silk.

--------------------------------------------------------------------------------
The Company (unaudited)

All of the net investment income distributions paid quarterly by the Company qualify for the dividends received deduction for corporations. Additionally, the Company paid long-term capital gain distributions of $1.3716 per share to shareholders of record on November 20, 2000.
--------------------------------------------------------------------------------

Independent Auditors' Report

The Board of Directors and Shareholders,
Lord Abbett Affiliated Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Lord Abbett Affiliated Fund, Inc. (the "Company") as of October 31, 2000, the related statement of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Affiliated Fund, Inc. as of October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
New York, New York
December 20, 2000


Copyright(C)2000 by Lord Abbett Affiliated Fund, Inc., 90 Hudson Street, Jersey City, NJ 07302-3973

This publication, when not used for the general information of shareholders of Lord Abbett Affiliated Fund, Inc., is to be distributed only if preceded or accompanied by a current prospectus which includes information concerning the Fund's investment objective and policies, sales charges and other matters. There is no guarantee that the forecasts contained within this publication will come to pass.

All rights reserved. Printed in the U.S.A.

Lord Abbett & Co.

Senior
Investment
Team Member
Profile

[PHOTO]
W. Thomas Hudson, Jr.
Partner and Senior Investment Team Member
Lord Abbett Affiliated Fund


W. Thomas Hudson, Jr., Partner and Senior Investment Team Member of Lord Abbett Affiliated Fund, joined the Firm in 1982,and has over 32 years of professional experience in the financial services industry. During his tenure with Lord Abbett, Mr. Hudson has served as Director of Research, Portfolio Manager of the COVA Variable Annuity Growth and Income Portfolio and Portfolio Manager of the American Skandia Lord Abbett Growth and Income Portfolio.

Mr. Hudson holds a BS in Finance and Accounting from St. Mary`s College in California.


About Your Fund's
        Board of
        Directors

The Securities and Ex change Com mission (SEC) views the role of the independent Board of Directors as one of the most important com po nents in overseeing a mutual fund. The Board of Directors watches over your Fund's general oper ations and represents your interests. Board members review and approve every contract between your Fund and Lord, Abbett & Co. (the Fund's investment manager) and Lord Abbett Distributor LLC (the Fund's underwriter). They meet regularly to review a wide variety of information and issues regard ing your Fund. Every member of the Board possesses extensive business experience. Lord Abbett Affiliated's shareholders are indeed fortunate to have a group of independent directors with diverse backgrounds to provide a variety of viewpoints in the oversight of their Fund. Below, we feature one of our independent directors, E. Thayer Bigelow, Jr.

[PHOTO]
E. Thayer Bigelow, Jr.
Director - Lord Abbett Affiliated Fund


Mr. Bigelow is a graduate of Trinity College and earned his MBA at the University of Virginia's Darden Business School. He is currently Senior Advisor at Time Warner Inc. Prior to that, he was acting CEO of Courtroom Television Network, and previously served for five years as President and CEO of Time Warner Cable Programming, Inc.

Mr. Bigelow serves as a member of the Board of Trustees for the Cate School. He is also a member of the Board of Directors of Crane Co. He has been an independent director for all of Lord Abbett's Family of Funds since 1994.

                           Investing in the
         Lord Abbett
                       Family of Funds


GROWTH FUNDS                 GROWTH &                   INCOME FUNDS           TAX-FREE          MONEY
                             INCOME FUNDS                                      INCOME FUNDS      MARKET FUND
Alpha Series(1)              Affiliated Fund            Bond-Debenture Fund    o California      U.S. Government
Global Fund                                                                    o Connecticut     Securities Money
                             Balanced Series(2)         High Yield Fund        o Florida         Market Fund(3)(4)
Equity Series                                                                  o Georgia
                             Growth & Income Series     Global Fund--          o Hawaii
Growth                                                  Income Series          o Michigan
Opportunities                Research Fund --                                  o Minnesota
Fund                         Large-Cap Series           U.S. Government        o Missouri
                                                        Securities Series(3)   o National
International Series                                                           o New Jersey
                                                        Limited Duration U.S.  o New York
Large-Cap Growth Fund                                   Government Securities  o Pennsylvania
                                                        Series(3)              o Texas
Mid-Cap Value Fund                                                             o Washington
                                                        World Bond-
Research Fund                                           Debenture Series
Small-Cap Value Series


Finding the right mutual fund can be confusing. At Lord, Abbett & Co., we believe that your investment professional provides value in helping you identify and understand your investment objectives and, ultimately, offering fund recommendations suitable for your individual needs.

For more complete information about any Lord Abbett Fund, including risks, charges and ongoing expenses, call your investment professional or Lord Abbett Distributor LLC at 800-874-3733 for a prospectus. Read it carefully before investing.

Numbers to Keep Handy
For Shareholder Account or Statement Inquiries: 800-821-5129
For Literature Only: 800-874-3733
24-Hour Automated Shareholder Service Line: 800-865-7582
Visit Our Website: www.lordabbett.com



(1)Lord Abbett Securities Trust - Alpha Series is a "fund of funds" investing in shares of Lord Abbett Developing Growth Fund, Lord Abbett Research Fund - Small-Cap Value Series and Lord Abbett Securities Trust - International Series.

(2)Lord Abbett Investment Trust - Balanced Series is a "fund of funds" investing in shares of certain other Lord Abbett Funds.

(3)An investment in this Fund is neither insured nor guaranteed by the U.S. Government.

(4)An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. This Fund is managed to maintain, and has maintained, its stable $1.00 price per share.


[LOGO]
LORD, ABBETT & CO
Investment Management
A Tradition of Performance Through Disciplined Investing



Lord Abbett Mutual Fund shares are distributed by:
LORD ABBETT DISTRIBUTOR LLC
90 Hudson Street o Jersey City, New Jersey 07302-3973

                                                                      LAA-2-1000
                                                                         (12/00)